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                                  EXHIBIT 10.53

                           DIRECTOR STOCK OPTION PLAN

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                                                                   EXHIBIT 10.53

                        COMMUNITY SHORES BANK CORPORATION
                           DIRECTOR STOCK OPTION PLAN

         1. NAME AND PURPOSE. This plan shall be called the Community Shores Bank Corporation Director Stock Option Plan (this "Plan"). This Plan is intended to (a) encourage stock ownership by Nonemployee Directors (as defined below) of Community Shores Bank Corporation (the "Company") or any of the Company's subsidiaries that adopts this Plan (including, corporate, limited liability company and other direct and indirect subsidiaries, individually, a "Subsidiary" and collectively, the "Subsidiaries"), (b) to provide such directors with an additional incentive to effectively manage the Company or the Subsidiaries and to contribute to their success, and (c) to provide a form of compensation which will attract and retain highly qualified individuals to serve as directors.

         2. EFFECTIVE DATE AND TERM OF THE PLAN. This Plan shall become effective with respect to the Company upon the date of its approval (the "Effective Date") by the Company's Board of Directors (the "Company Board"), and shall become effective with respect to a Subsidiary upon the date of its approval by the Board of Directors of the Subsidiary. However, this Plan is subject to approval by the Company's shareholders, and if such shareholder approval is not granted within twelve (12) months of the Effective Date, this Plan shall terminate. Grants of options may be made prior to such shareholder approval, but any options granted shall not be exercisable prior to such shareholder approval, and shall automatically terminate if shareholder approval is not given. No option may granted under this Plan after March 1, 2013; provided, however, that all options outstanding as of that date shall remain or become exercisable pursuant to their terms and the terms of this Plan. The period from the Effective Date through March 1, 2013 is referred to in this Plan as the "Term of this Plan." The Company Board and the boards of directors of all of the Subsidiaries are collectively referred to in this Plan from time to time as the "Board of Directors" or the "Board," and the shareholders of the Company and of the Subsidiaries are collectively referred to in this Plan from time to time as the "Shareholders."

         3. ADMINISTRATION. This Plan shall be administered by a Committee of not less than two members of the Company Board (the "Committee"), none of whom may be an employee of the Company or any Subsidiary, and each of whom must qualify as a "Non-Employee Director" as defined in Rule 16b-3(b)(3) promulgated by the Securities and Exchange Commission (the "SEC") pursuant to the Securities Exchange Act of 1934, as amended (the "34 Act"). The members of the Committee shall be appointed by the Company Board, who may, from time to time, change the members who serve on the Committee.

         The Committee may, from time to time, establish such regulations, provisions and procedures, within the terms of this Plan, as in the opinion of its members may be advisable in the administration of this Plan. The Committee shall keep minutes of its meetings. A majority of the Committee shall constitute a quorum, and the acts of a majority of a quorum at any meeting, or acts reduced to or approved in writing by a majority of the members of the Committee, shall be the valid acts of the Committee.

         The interpretation and construction by the Committee of any provisions of this Plan or of any option granted pursuant to this Plan shall be final and binding upon the Company, each Subsidiary, the Board of Directors, the Shareholders, any optionee and any Permitted Transferee
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(as defined below). No member of the Board of Directors or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any option granted pursuant to the Plan.

         4. PARTICIPATION. Subject to the limitations contained in this Section 4, any Nonemployee Director (as defined below), may be granted options to purchase shares of the Company's common stock ("Common Stock") in accordance and consistent with the terms and conditions of this Plan. An optionee or a Permitted Transferee may hold more than one option, but only on the terms and subject to the restrictions set forth in this Plan. The Committee shall from time to time determine (from those who are eligible) the directors to be granted options, the amount of stock to be optioned to each director, and the terms and conditions of the options to be granted. The amount and other terms and conditions of options granted to a director at any given time need not be the same as for any other grant of options. A Nonemployee Director is any director of the Company or a Subsidiary who is neither a contractual nor common law employee of the Company or a Subsidiary.

         5. STOCK AVAILABLE FOR OPTIONS. Subject to the adjustments as provided in Section 6(g), the aggregate number of shares of Common Stock (the "Shares") reserved for purposes of the Plan shall be twenty thousand authorized and unissued Shares or issued Shares reacquired by the Company. Determinations as to the number of Shares that remain available for issuance under the Plan shall be made in accordance with such rules and procedures as the Committee shall determine from time to time, which shall be consistent with the requirements of Rule 16b-3 promulgated by the SEC pursuant to the 34 Act, and interpretations of Rule 16b-3. If any outstanding option under this Plan expires or is terminated for any reason during the Term of this Plan, the Shares allocable to the unexercised portion of such option shall become available for the grant of other options under this Plan. No Shares delivered to the Company in full or partial payment upon exercise of an option pursuant to Section 6(c) shall become available for the grant of other options under this Plan.

         6. TERMS AND CONDITIONS OF OPTIONS. Each option granted under this Plan shall be evidenced by an agreement ("Option Agreement") in such form as the Committee shall from time to time approve. No person shall have any right with respect to the grant of an option unless and until he or she has executed an Option Agreement. Option Agreements shall comply with and be subject to the following conditions:

         (a) Number of Shares and Term of Options. Each Option Agreement shall state the number of Shares of the Common Stock of the Company to which it pertains and the term of the option. The term of each option shall be for a period of not greater than ten (10) years from the date of grant of the option.

         (b) Option Price. The exercise price of each option for each Share covered by the option shall not be less than the Fair Market Value per Share of Common Stock on the date of the grant of the option. For the purpose of this
Section 6(b), the "Fair Market Value" per Share on a particular date shall mean
(i) if the Common Stock is quoted on the OTC Bulletin Board (the "Bulletin Board"), the mean between the closing high bid and low asked quotations for such day (or, in the event that the Common Stock was not quoted on such day, the most recent preceding business day on which the Common Stock was quoted) of the Common Stock on the Bulletin Board, (ii) if the Common Stock is quoted on The Nasdaq Stock Market ("Nasdaq"), the mean between the closing high bid and low asked quotations for such day (or, in the event that the
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Common Stock was not quoted on such day, the most recent preceding business day on which the Common Stock was quoted) of the Common Stock on Nasdaq, or (iii) if neither clause (i) nor (ii) is applicable, a value determined by any fair and reasonable means prescribed by the Committee in its discretion.

         (c) Medium of Payment. The option price shall be payable to the Company either (i) in United States dollars in cash or by check, bank draft, or money order payable to the order of the Company, (ii) through the delivery of Shares of the Company's Common Stock with a Fair Market Value on the date of the exercise equal to the option price, provided such Shares are utilized as payment to acquire at least one hundred (100) Shares of Common Stock, or (iii) by a combination of (i) and (ii) above. For the purpose of this Section 6(c), "Fair Market Value" will be determined in the manner specified in Section 6(b), and the date of determination shall be the business day immediately preceding the date of exercise.

         (d) Exercise of Options. The Committee shall have the authority to determine, at the time of the grant of each option, the times at which an option shall vest and be exercisable and any conditions precedent to the exercise of an option. Once vested, an option shall be exercisable upon written notice to the Secretary or Chief Financial Officer of the Company, as to any or all Shares covered by the option, until its termination or expiration in accordance with the terms of the Option Agreement and the provisions of this Plan. Notwithstanding the foregoing, an option shall not at any time be exercisable with respect to less than one hundred (100) Shares unless the remaining Shares covered by the option are less than one hundred (100) Shares and the option is exercised with respect to all the remaining Shares. The purchase price of the Shares purchased pursuant to an option shall be paid in full upon delivery to the optionee or a Permitted Transferee of certificates for the Shares. Exercise by an optionee's heir or personal representative or any Permitted Transferee shall be accompanied by evidence of his or her authority to act, in a form reasonably satisfactory to the Company.

         (e) Options Transferable. Except as otherwise specifically provided in this Section 6(e), options may not be transferred, assigned, pledged or hypothecated in any way and shall not be subject to execution, levy, attachment or similar process; and any attempted transfer, assignment, pledge, hypothecation, or other disposition of an option or any execution, levy, attachment or similar process upon an option shall be null and void and without effect. The Committee may, in its discretion, authorize all or a portion of the options granted to an optionee to be on terms which permit the transfer of such options by the optionee to (i) the spouse, children or grandchildren of the optionee ("Immediate Family Members"), (ii) a trust or trusts for the exclusive benefit of the optionee or one or more Immediate Family Members, or (iii) a partnership or limited liability company in which the optionee or one or more Immediate Family Members are the only partners or members. (The persons or entities described in (i) through (iii) above shall be referred to as "Permitted Transferees"). However, (i) there may be no consideration for any such transfer,
(ii) the Option Agreement pursuant to which such options are granted must be approved by the Committee, and must expressly provide for transferability in a manner consistent with this Section 6(e), and (iii) subsequent transfers of transferred options pursuant to this Section 6(e) shall be prohibited. Following a permitted transfer, any transferred options shall continue to be subject to the same terms and conditions as were applicable immediately prior to the transfer. The Company shall not be obligated to notify any Permitted Transferee of the expiration or termination of any option. No option may be transferred except strictly in accordance with the terms and conditions set forth above and any additional terms and conditions set forth in the relevant Option Agreement.
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         (f) Termination of Service as Director. In the event an optionee shall cease to serve the Company or a Subsidiary as a director for any reason, each option held by the optionee or his or her Permitted Transferee(s) shall terminate to the extent not vested immediately prior to such termination of service. Following an optionee's termination of service as a director for any reason, any options held by the optionee or his or her Permitted Transferee(s) shall, to the extent vested, be exercisable, for the shorter of the following periods: (i) a period of one (1) year from the date of the optionee's termination of service as a director, or (ii) the remaining term of the option, subject to limitations imposed by this Plan. In the event of termination as a result of death, the option may be exercised by the personal representative of the optionee's estate or by any person or persons who have acquired the option directly from the optionee by bequest or inheritance or by a Permitted Transferee(s). If an optionee dies during the exercise period following cessation of service as a director, the option, to the extent vested, may be exercised any time within one (1) year after the optionee's death, subject to the prior expiration of the term of the option and other limitations imposed by this Plan.

         (g) Adjustment in Shares Covered by Option. The number of Shares covered by each outstanding option, and the purchase price per Share, shall be proportionately adjusted for any increase or decrease in the number of issued and outstanding Shares resulting from a split in or combination of Shares or the payment of a stock dividend on the Shares or any other increase or decrease in the number of Shares effected without receipt of consideration by the Company.

         If the Company is the surviving corporation in any merger or consolidation or if the Company is merged into a wholly-owned subsidiary solely for purposes of changing the Company's state of incorporation, each outstanding option shall pertain to and apply to the securities to which a holder of the number of Shares subject to the option would have been entitled. A dissolution or liquidation of the Company or a merger or consolidation in which the Company is not the surviving corporation, except as provided above, shall cause each outstanding option to terminate, provided that each outstanding option shall become fully vested and be exercisable immediately prior to such dissolution or liquidation, or such merger or consolidation.

         To the extent that the adjustments relate to stock or securities of the Company, such adjustments shall be made by the Committee, whose determination shall be final, binding and conclusive. Any such adjustment may provide for the elimination of any fractional Shares which might otherwise become subject to an option.

         Except as expressly provided in this Section 6(g), an optionee or a Permitted Transferee shall have no rights by reason of any split or combination of shares of stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, merger, or consolidation or spinoff of assets or stock of another corporation, and any issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares of stock subject to the option.

         The grant of an option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations, or changes of its capital
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or business structure, or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

         (h) Rights of a Stockholder. An optionee or a Permitted Transferee shall have no rights as a Shareholder with respect to any Shares covered by his or her option until the date on which he or she becomes the holder of record of such Shares. No adjustment shall be made for dividends, distributions, or other rights for which the record date is prior to the date on which he or she shall have become the holder of record thereof, except as provided in Section 6(g).

         (i) Postponement of Delivery of Shares and Representations. The Company, in its discretion, may postpone the issuance and delivery of Shares upon any exercise of an option until completion of the registration or other qualification of such Shares under any state or federal law, rule or regulation as the Company may consider appropriate, and may require any person exercising an option to make such representations, including, without limitation, a representation that it is his or her intention to acquire the Shares for investment and not with a view to distribution thereof, and furnish such information as it may consider appropriate in connection with the issuance or delivery of the Shares in compliance with applicable laws, rules, and regulations. In such event, no Shares shall be issued to such holder unless and until the Company is satisfied with any such representations.

         (j) Other Provisions. The Option Agreements authorized under the Plan shall contain such other provisions, including, without limitation, restrictions upon the exercise of the option, as the Committee shall deem advisable.

         7. ADJUSTMENTS IN SHARES AVAILABLE FOR OPTIONS. The adjustments in number and kind of shares and the substitution of shares, affecting outstanding options in accordance with Section 6(g), shall also apply to the number and kind of shares reserved for issuance pursuant to this Plan, but not yet covered by options.

         8. AMENDMENT OF THE PLAN. The Committee, insofar as permitted by law, shall have the right from time to time, with respect to any Shares at the time not subject to options, to suspend or discontinue the Plan or revise or amend it in any respect whatsoever, except that, without approval of the Board of Directors and the Shareholders of the Company, no such revision or amendment shall:

         (a) increase the maximum number of Shares which may be subject to the Plan,

         (b) materially increase the benefits accruing to option holders under the Plan,

         (c) decrease the exercise price of options granted under the Plan, or

         (d) permit the granting of options under the Plan after the end of the Term of this Plan.

         9. RIGHT TO TERMINATE DIRECTOR'S SERVICE. Nothing in this Plan or in the grant of any option hereunder shall in any way limit or effect the right of the Board of Directors or the Shareholders to remove any director or otherwise terminate his or her service as a director, pursuant to law or the Articles of Incorporation or Bylaws of the Company or a Subsidiary.
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         10. APPLICATION OF FUNDS. The proceeds received by the Company from the sale of Shares pursuant to options will be used for general corporate purposes, or such other purpose as the Committee or Company Board shall determine.

         11. NO OBLIGATION TO EXERCISE OPTION. The granting of an option shall impose no obligation upon the optionee or a Permitted Transferee to exercise such option.

         12. CONSTRUCTION. This Plan shall be construed under the laws of the State of Michigan, United States of America.